                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                  ------------------------------------------

     THIS TRANSFER AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of December 15, 1995, among Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), and the investors listed on the signature pages hereto (herein, together with their successors and permitted assigns, referred to collectively as the "Investors" and individually as an "Investor").

     ATLANTIC and each Investor is a party to a Subscription Agreement of even date herewith (each, a "Subscription Agreement"). In order to induce each Investor to enter into the Subscription Agreement, ATLANTIC has agreed to provide the rights set forth in this Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

1.   DEFINITIONS.

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate": with regard to a Person, a Person that controls, is controlled by, or is under common control with, such original Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have correlative meanings.

     "Agreement":  as defined in the preamble to this Agreement.

     "ATLANTIC":  as defined in the preamble to this Agreement.

     "Closing Price": the reported last sale price of a share of Common Stock regular way on a given day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such exchange, on the American Stock Exchange Composite Tape, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof; or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by ATLANTIC for that purpose; or, if no such prices are furnished, the fair market value of a share of Common Stock as estimated by a nationally recognized investment banking firm selected by the Investor (subject to ATLANTIC's approval,
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which will not be unreasonably withheld), which estimate shall be prepared at the expense of ATLANTIC; provided, however, that any determination of the "Closing Price" of a share of Common Stock hereunder shall be based on the assumption that such share is freely transferable without registration under the Securities Act.

     "Commission":  the Securities and Exchange Commission.

     "Common Stock": ATLANTIC's common stock, $.01 par value per share, together with any securities issued as (or issuable upon conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock.

     "Demand Registration": an effective registration pursuant to a request made by an Investor as a Requesting Investor pursuant to Section 3.1.

     "Exchange Act":  the Securities Exchange Act of 1934, as amended.

     "First Effective Date": the effective date of the First Registration Statement in the event of a Proration.

     "First Registration Statement": in the event of a Proration, the registration statement initially filed in which all securities sought to be included were not so included.

     "Form":  as defined in Section 4.3.

     "Incidental Registration":  as defined in Section 4.7(b).

     "Investor" and "Investors":  as defined in the preamble to this Agreement.

     "Offer":  as defined in Section 2.1(b).

     "Offered Interest":  as defined in Section 2.1(b).

     "Offerees":  as defined in Section 2.1(b).

     "Offering": the Offering of up to $150 million of the Common Stock pursuant to ATLANTIC's Private Placement Memorandum dated October 16, 1995, as supplemented and amended.

     "Offering Investor":  as defined in Section 5(a).

     "Offering Notice":  as defined in Section 5(a).

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     "Offerors":  as defined in Section 2.1(b).

     "Overhang Risk": a substantial risk that the sale of some or all shares of Common Stock sought to be sold will substantially reduce the proceeds or price per share to be derived from a registration or private placement, as applicable, by the Person on whose behalf a registration statement shall be filed or a private placement memorandum shall be prepared, as applicable.

     "Person": an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Piggyback Registration Rights": the right of any holder of Common Stock to include any or all of such holder's Common Stock in a registration statement filed by ATLANTIC under the Securities Act for the sale of Common Stock for ATLANTIC's own account.

     "Placement Agent": either an affiliate of ATLANTIC or a nationally recognized investment banking firm, in either case mutually acceptable to the Offeror and ATLANTIC and appointed to effect a private placement in accordance with Section 2.2.

     "Prohibited Offeree":  as defined in Section 6.1(b).

     "Prohibited Transaction":  as defined in Section 6.1(a).

     "Proration": any reduction pursuant to Section 2.2(d) or Section 3.1(e) in the number of shares of Common Stock to be privately placed or to be registered, as applicable.

     "Requesting Investors":  as defined in Section 3.1(a).

     "Securities Act":  the Securities Act of 1933, as amended.

     "Selling Period": (a) for purposes of a Proration pursuant to a registration, the period beginning on the First Effective Date and ending on the earlier of: (i) 90 days after the First Effective Date or (ii) one day after any date on which the Closing Price of a share of Common Stock shall be at least 110% of the offering price listed in the prospectus included in the First Registration Statement (or, if no offering price is listed in the prospectus included in the First Registration Statement, the Closing Price on the First Effective Date) and (b) for purposes of a Proration pursuant to a private placement, the period beginning with the date a private placement is commenced in accordance with Article 2 and ending 90 days thereafter or such longer period as is deemed necessary by the Placement Agent.

     "Shares": shares of the Common Stock purchased by Investors in the Offering, together with any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares.

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     "Subscription Agreement":  as defined in the recital to this Agreement.

     "Unincluded Securities": any Shares sought to be registered or privately placed, as applicable, but which are not registered or privately placed due to a Proration.

2.   TRANSFER RIGHTS.

     2.1.  Rights to Sell Shares.
           ---------------------

     (a) Election to Transfer. In the event the Common Stock is not registered under Section 12(b) or 12(g) of the Exchange Act on or prior to the third anniversary of the date of this Agreement, any Investor then holding Shares may, from and after the third anniversary of the date of this Agreement until such time as the Common Stock is so registered, elect to transfer or assign such Shares pursuant to the rights set forth in this Article 2, which shall not be deemed exclusive of any right of any Investor to otherwise transfer Shares in accordance with the applicable provisions of the Articles of Amendment and Restatement and Bylaws of ATLANTIC, this Agreement and any other agreement governing such Shares.

     (b)  Right of First Offer.
          --------------------

          (i) Subject to the requirements of paragraph (a) above, if any Investor or Investors (the "Offerors") desire to sell or offer for sale or otherwise transfer from time to time all or any portion of the Offerors' Shares (all or such portion is hereinafter referred to as the "Offered Interest") pursuant to Section 2.2 or Section 3.1, the Offerors shall first furnish to ATLANTIC a written notice setting forth an offer to sell the Offered Interest for a specific cash dollar amount (the "Offer"). ATLANTIC may elect to repurchase all or any portion of the Offered Interest by providing written notice to the Offerors of its election to purchase within 25 days after receipt of the Offer. If ATLANTIC does not elect to purchase all of the Offered Interest and the remaining portion of the Offered Interest equals or exceeds $1 million in value (as set forth in the Offer), ATLANTIC shall distribute the Offer to all Investors then holding Shares (the "Offerees") as promptly as practicable (but in no event later than the end of such 25-day period), notifying the Offerees of their right to purchase the remaining portion of the Offered Interest, pro rata in accordance with their percentage ownership of Shares. For a period of 30 days after the receipt by an Offeree of the Offer, such Offeree shall have a first right to purchase its pro rata portion of the remaining portion of the Offered Interest which such Offeree must exercise by notice in writing to ATLANTIC within such 30-day period together with a statement of the maximum additional amount of the Offered Interest such Offeree would purchase in the event other Offerees elect not to purchase their pro rata share.

          (ii) If ATLANTIC or the Offerees, as the case may be, shall timely exercise the first right to purchase all or any portion of the Offered Interest, the Offerors shall sell all or such portion of the Offered Interest to ATLANTIC or the Offerees, as the case may be, who

                                       4
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     shall pay the cash price specified in the Offer to the Offerors, and the parties shall otherwise consummate such transaction no later than 90 days after the delivery of the Offer to ATLANTIC. If ATLANTIC shall not exercise its right to purchase any portion of the Offered Interest and the Offerees shall timely exercise their first right to purchase, indicating in their written notice pursuant to subparagraph (i) a desire to purchase an aggregate amount of the Offered Interest in excess of the portion of the Offered Interest remaining unsold, each such Offeree shall be allocated Shares of such unsold portion of the Offered Interest (up to, but not exceeding the maximum additional amount specified by such Offeree in its written notice to ATLANTIC) pro rata in accordance with their percentage ownership of Shares.

          (iii) The right of any Investor to sell Shares owned by such Investor in a private transaction shall be subject to the applicable provisions of the Articles of Amendment and Restatement and By-Laws of ATLANTIC, this Agreement and any other agreement governing the Shares.

     2.2.  Private Placement Right.
           -----------------------

     (a) Request. If any portion of the Offered Interest would remain unsold following the procedures specified in subparagraphs (i) and (ii) of Section 2.1(b), the Offerors may request that ATLANTIC appoint a Placement Agent to privately place such remaining portion of the Offered Interest for a cash purchase price which is acceptable to the Offeror, but not less than 90% of the proposed purchase price in the Offer applicable to such portion of the Offered Interest, provided such portion of the Offered Interest equals or exceeds 10% of the Shares sold by ATLANTIC in the Offering, and ATLANTIC shall effect the private placement of such portion of the Offered Interest, all in accordance with the following provisions of this Article 2.

     (b) Participation Rights of Other Investors. Whenever ATLANTIC shall be requested by Offerors pursuant to Section 2.2(a) to effect the private placement of any portion of an Offered Interest, ATLANTIC shall:

          (i) promptly (but not later than 10 days after such request) give written notice of such proposed private placement to all Investors then holding Shares;

          (ii) as expeditiously as possible (but not later than 45 days after such request) prepare a private placement memorandum with respect to:

               (A) such portion of the Offered Interest that ATLANTIC has been requested to appoint a Placement Agent to privately place pursuant to paragraph (a) of this Section 2.2; and

               (B) all other Shares then held by Investors that have made written request to ATLANTIC for inclusion thereof in the private placement within 15 days after

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

          ATLANTIC has given written notice to such Investors, to permit the disposition by the Investors of such Shares in the private placement; and

          (iii) use its reasonable efforts to consummate such private placement as quickly as practicable.

     (c) ATLANTIC's Ability to Postpone. ATLANTIC may postpone for up to 120 days the commencement of a private placement under this Section 2.2 if a private placement or registration of ATLANTIC's securities is in progress or imminent and the distribution pursuant thereto not yet completed; provided, however, that if the Common Stock becomes registered under Section 12(b) or 12(g) of the Exchange Act during the postponement period, all rights postponed pursuant to this Section 2.2(c) shall have no further effect.

     (d) Proration. If the Placement Agent advises that the number of shares of Common Stock sought to be privately placed by the Investors and any other shareholders having the right to include their shares of Common Stock in such private placement would create an Overhang Risk, then the number of shares of Common Stock to be privately placed by the Investors including the Offeror and by such other shareholders shall be reduced pro rata in proportion to the number of shares of Common Stock sought to be privately placed by all shareholders to the extent necessary to reduce the number of shares of Common Stock to be privately placed to the number recommended by the Placement Agent.

     (e) Agreement with Placement Agent. All Investors proposing to distribute Shares through a private placement shall (together with ATLANTIC as provided in Section 2.3(c)) enter into an agreement in customary and usual form with the Placement Agent.

     (f) Option to Include Shares in Private Placement. Each Investor, subject to the provisions of paragraphs (b) and (d) of this Section 2.2, shall have the option to include its Shares in a private placement conducted on behalf of the Offerors. The Offerors shall not be required to include any Investor's Shares in the private placement unless such Investor accepts the terms of the private placement as agreed upon between the Offerors and the Placement Agent (provided such terms are usual and customary for selling shareholders) and agrees to execute and/or deliver such documents in connection with such private placement as the Offerors may reasonably request.

     (g) Number of Private Placements. The Investors shall together be entitled to an aggregate of one private placement, subject to the provisions for up to one additional private placement in the event of a Proration as provided in
Section 4.8.

     2.3. Procedures. If and whenever ATLANTIC is required by any of the provisions of this Article 2 to use its reasonable efforts to effect the private placement of any of the Shares, ATLANTIC will (except as otherwise provided in this Agreement), as expeditiously as possible:

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     (a) prepare a private placement memorandum, together with such amendments and supplements thereto as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares covered by such private placement memorandum whenever the Investors shall desire to sell or otherwise dispose of the same;

     (b) use its reasonable efforts to perfect exemptions for the Shares covered by such private placement memorandum under all applicable rules and regulations of the Commission and the securities or blue sky laws of such jurisdictions as each Investor shall request, and do any and all other acts and things reasonably requested by such Investor to assist such Investor to consummate the sale or other disposition in such jurisdictions of the Shares owned by such Investor, except that ATLANTIC shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

     (c) enter into and perform its obligations under a private placement agency agreement, in usual and customary form, with the Placement Agent, including, without limitation, obtaining an opinion of counsel to ATLANTIC in the usual and customary form for such private placement; and

     (d) notify each Investor holding Shares covered by such private placement memorandum, at any time when a private placement memorandum is required to be delivered under the applicable law, of the happening of any event of which ATLANTIC has knowledge as a result of which the private placement memorandum, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

3.   REGISTRATION RIGHTS.

     3.1.  Demand Registrations.
           --------------------

     (a) Demand. In the event the Shares are not registered under Section 12(b) or 12(g) of the Exchange Act on or prior to the third anniversary of the date of this Agreement, any Investor or Investors (the "Requesting Investors") may, from and after the third anniversary of the date of this Agreement until such time as the Shares are so registered, request registration of all or any part of their Shares (which request shall state that the Investors intend to dispose of such Shares through an underwritten public offering), provided that the number of Shares requested to be registered by the Requesting Investors equals or exceeds ten percent (10%) of the Shares sold by ATLANTIC in the Offering, and ATLANTIC shall effect the registration of such Shares under the Securities Act in accordance with the following provisions of this Article 3.

     (b) Participation Rights of Other Investors. Whenever ATLANTIC shall be requested by Requesting Investors pursuant to paragraph (a) of this Section 3.1 to effect the registration of any of their Shares under the Securities Act, ATLANTIC shall:

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          (i)   promptly (but not later than 10 days after such request) give written notice of such proposed registration to all Investors then holding Shares;

          (ii) as expeditiously as possible (but not later than 45 days after such request) file a registration statement under the Securities Act with respect to:

               (A) those Shares that ATLANTIC has been requested to register pursuant to paragraph (a) of this Section 3.1; and

               (B) all other Shares then held by Investors that have made written request to ATLANTIC for registration thereof within 15 days after ATLANTIC has given written notice to such Investors, to permit the disposition by the Investors of such Shares; and

          (iii) use its reasonable efforts to effect such registration as quickly as practicable.

     (c) ATLANTIC's Ability to Postpone. ATLANTIC may postpone the filing of a registration statement under this Section 3.1 for a reasonable period of time (not exceeding 60 days) if ATLANTIC furnishes the Requesting Investors with a certificate signed by the Chairman or a Managing Director of ATLANTIC stating that, in its good faith judgment, ATLANTIC's Board of Directors has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require ATLANTIC to make public disclosure of information not otherwise required to be publicly disclosed at such time, the public disclosure of which would have a material adverse effect upon ATLANTIC. ATLANTIC may also postpone for up to 120 days the filing of a registration statement under this Section 3.1 if a private placement or registration of ATLANTIC's securities is in progress or imminent and the distribution pursuant thereto not yet completed.

     (d) Selection of Underwriters. In the case of an underwritten Demand Registration, the holders of a majority of the Shares to be registered will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to ATLANTIC's approval, which will not be unreasonably withheld.

     (e) Proration. If the managing underwriter advises that the number of shares of Common Stock sought to be registered by the Investors and any other shareholders having the right to include their shares of Common Stock in such Demand Registration would create an Overhang Risk, then the number of shares of Common Stock to be registered by the Investors including the Requesting Investors and by such other shareholders shall be reduced pro rata in proportion to the number of shares of Common Stock sought to be registered by all shareholders to the extent necessary to reduce the number of shares of Common Stock to be registered to the number recommended by the managing underwriter.

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     (f)  Agreement with Underwriters.  All Investors proposing to distribute
Shares through an underwritten Demand Registration shall (together with ATLANTIC as provided in Section 3.2(g)) enter into an underwriting agreement in customary and usual form with the underwriter or underwriters selected for such underwriting as provided in Section 3.1(d).

     (g) Option to Include Shares in Underwritten Offering. Each Investor, subject to the provisions of paragraphs (b) and (e) of this Section 3.1, shall have the option to include its Shares in an underwritten Demand Registration. The Requesting Investors shall not be required to include any Investor's Shares in such underwritten Demand Registration unless such Investor accepts the terms of the underwriting as agreed upon between the Requesting Investors and the underwriters (provided such terms are usual and customary for selling shareholders) and agrees to execute and/or deliver such documents in connection with such registration as the Requesting Investors may reasonably request.

     (h) Number of Demand Registrations. The Investors shall together be entitled to an aggregate of one Demand Registration, subject to the provisions for up to one additional registration in the event of a Proration as provided in
Section 4.8.

     3.2. Registration Procedures. If and whenever ATLANTIC is required by any of the provisions of this Article 3 to use its reasonable efforts to effect the registration of any of the Shares under the Securities Act, ATLANTIC will (except as otherwise provided in this Agreement), as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Shares and use its reasonable efforts to cause such registration statement to become effective and remain effective for as long as shall be necessary (up to a maximum of 90 days) to complete the distribution of the Shares so registered;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Shares registered by such registration statement whenever the Investors shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sale of Shares from time to time in connection with a registration statement pursuant to Rule 415 under the Securities Act);

     (c) furnish to each Investor such number of copies of such registration statement, each amendment and supplement thereto, the prospectus contained in such registration statement, including any preliminary prospectus, and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, and such other documents, as such Investor may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by such Investor;

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

     (d) use its reasonable efforts to register and qualify, or perfect exemptions for, the Shares registered by such registration statement under the securities or blue sky laws of such jurisdictions as each Investor shall request, and do any and all other acts and things reasonably requested by each Investor to assist such Investor to consummate the public sale or other disposition in such jurisdictions of the Shares owned by such Investor, except that ATLANTIC shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

     (e) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

     (f) use its reasonable efforts to list the Shares registered by such registration statement on any securities exchange on which any stock of ATLANTIC is then listed, if the listing of such Shares is then permitted under the rules of such exchange;

     (g) in the case of an underwritten Demand Registration, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering, including, without limitation, obtaining an opinion of counsel to ATLANTIC and a "comfort letter" from the independent public accountants to ATLANTIC in the usual and customary form for such underwritten offering; and

     (h) notify each Investor holding Shares registered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which ATLANTIC has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

4.   PROVISIONS APPLICABLE TO TRANSFER RIGHTS AND REGISTRATION RIGHTS.

     4.1. Expenses.
          --------

     (a) All expenses incurred in any private placement (or any attempted private placement that is not consummated) or in any Demand Registration (or any attempted Demand Registration which does not become effective) of the Investors' Shares under this Agreement shall be paid by the participating Investors and any other participating shareholders pro rata based upon the number of shares of Common Stock included in the private placement or Demand Registration, as applicable.

     (b) The expenses referred to in paragraph (a) of this Section 4.1 shall include, without limitation, underwriting and brokerage commissions, printing and photocopying expenses, fees and

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disbursements of counsel for ATLANTIC and the participating Investors and other participating shareholders as a group (provided, however, that if a majority in interest of participating Investors and other participating shareholders cannot agree on one counsel, or if any Investor uses separate counsel, such Investors shall pay their own fees and disbursements of counsel), expenses of any special audits to which ATLANTIC shall agree or which shall be necessary to comply with governmental requirements in connection with any such private placement or registration, as applicable, all registration and filing fees for the Investors' Shares under Federal and state securities laws, expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2.3(b) or 3.2(d) and expenses of ATLANTIC's independent auditors in connection with any comfort letter required by any underwriters.

     4.2. Indemnification.   In the event any Shares then held by Investors are
included in a private placement under Article 2 or in a Demand Registration under Article 3:

     (a) Indemnity by ATLANTIC. Without limitation of any other indemnity provided to any Investor, to the extent permitted by law, ATLANTIC will indemnify and hold harmless each Investor, the Affiliates, officers, directors and partners of each Investor, any underwriter (as defined in the Securities
Act) or Placement Agent for such Investor, and each Person, if any, who controls such Investor or underwriter (within the meaning of the Securities Act) or Placement Agent, against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto) or in any private placement memorandum (including any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any other violation or alleged violation by ATLANTIC of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and ATLANTIC will reimburse each such Investor, Affiliate, officer, director, partner, underwriter, Placement Agent or controlling person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that ATLANTIC shall not be liable to any Investor in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration or private placement, as applicable, by such Investor or any officer, director, partner or controlling person thereof or through such Investor's failure to deliver a copy of the prospectus or private placement memorandum or any amendment or supplement thereto after ATLANTIC has furnished such Investor with a sufficient number of copies of the same.

     (b) Indemnity by Investor. In connection with any registration or private placement, as applicable, in which an Investor is participating, each such Investor will furnish to ATLANTIC in writing such information and affidavits as ATLANTIC reasonably requests for use in connection with any such registration statement or private placement memorandum, as applicable, and, to the extent permitted by law, will indemnify ATLANTIC, its directors and officers and each Person who controls ATLANTIC (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation, but only to the extent that such Violation occurs in reliance upon and in conformity with written information so furnished by such Investor or through such Investor's failure to deliver a copy of the prospectus or private placement memorandum or any amendment or supplement thereto after ATLANTIC has furnished such Investor with a sufficient number of copies of the same; provided that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by such Investor from the sale of Shares pursuant to such registration statement or private placement memorandum, as applicable.

     (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 4.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that the indemnifying party shall not be responsible for the fees and expenses of more than one counsel for the indemnified parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.2 only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 4.2.

     (d) Contribution. If the indemnification provided for in this Section 4.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor shall be obligated to contribute pursuant to this Section 4.2(d) shall be limited to an amount equal to the proceeds to such Investor of the Shares sold pursuant to the registration statement or the private placement memorandum, as applicable, which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or expense or any substantially similar loss, claim, damage, liability or expense arising from the sale of such Shares).

     (e) Survival of Indemnity and Contribution. The indemnification and contribution provided by this Section 4.2 shall be a continuing right to indemnification and contribution and shall survive the registration and sale of any Shares by any Person entitled to indemnification and contribution hereunder and the expiration or termination of this Agreement.

     4.3. Rule 144; Reporting Requirements. From and after the time ATLANTIC has securities registered under Section 12(b) or 12(g) of the Exchange Act, in order to permit the Investors to sell the Shares they hold, if they so desire, from time to time pursuant to an effective shelf registration or pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit an Investor to sell its Shares to the public without registration (the "Resale Rules") or pursuant to a registration statement on Form S-3 at any time after ATLANTIC so qualifies or any successor to such form or any other form permitting incorporation by reference of documents filed with the Commission subsequent to the filing of the registration statement (the "Forms"), ATLANTIC will:

     (a) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules, Form S-3 (including the registrant requirements thereof) and any other Forms, and use its reasonable efforts to qualify for use of Form S-3 as quickly as possible;

     (b) make and keep adequate and current public information available, as those terms are understood and defined in the Resale Rules, at all times;

     (c) file with the Commission in a timely manner all reports and other documents required of ATLANTIC under the Securities Act (including any Forms) and the Exchange Act;

     (d) furnish annually to all Investors material containing the information required by Rule 14a-3(b) under the Exchange Act and Items 401, 402 and 403 of Regulation S-K of the Commission;

     (e) furnish to any Investor so long as such Investor owns any Shares, forthwith upon request (i) a written statement by ATLANTIC that it has complied with the reporting requirements of the Resale Rules, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of ATLANTIC and any other reports and documents filed by ATLANTIC under the Securities Act or the Exchange Act and
(iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission which permits the selling of any such Shares without registration or pursuant to a Form; and

     (f) take any action (including cooperating with the Investor to cause the transfer agent to remove any restrictive legend on certificates evidencing the Shares) which shall be reasonably requested by any Investor or which shall otherwise facilitate the sale of Shares from time to time by the Investors pursuant to the Resale Rules or an effective shelf registration.

     4.4. Rule 144A Information.  Until such time as ATLANTIC is subject to
Section 13 or 15(d) of the Exchange Act, ATLANTIC will make available, upon request, to each Investor and prospective purchaser or transferee of Shares designated by the Investor, the information required to allow the resale or other transfer of such Shares pursuant to Rule 144A under the Securities Act.

     4.5. Assignment of Rights. The rights of the Investors under this Agreement, including the rights to cause ATLANTIC to privately place Shares and to register Shares, shall be deemed to be automatically assigned with a transfer of Shares, but only for transfers made in accordance with the Articles of Amendment and Restatement and By-Laws of ATLANTIC, this Agreement and any other agreement governing the Shares.

     4.6. Limitations on Other Registrations and Private Placements. Except as otherwise set forth in this Agreement, ATLANTIC shall not, without the prior written consent of Investors holding a majority of the Shares then held by Investors, file any registration statement on behalf of any Person not an Investor (including ATLANTIC), or permit any registration statement filed on behalf of any Person not an Investor (including ATLANTIC) to become effective, or commence a private placement of securities of ATLANTIC in excess of 10% of the total shareholders' equity and long-term indebtedness of ATLANTIC, during any period commencing with ATLANTIC's receipt of a registration request from Requesting Investors and ending 60 days after the effective date of the registration statement filed pursuant to such request; provided, however, that the foregoing limitations shall not apply during the period of any postponement in the filing of a registration statement pursuant to Section 3.1(c).

     4.7. Piggyback Registration Rights.
          -----------------------------

     (a) Except as otherwise set forth in this Section 4.7, nothing contained in this Agreement shall confer upon any holder of securities of ATLANTIC any Piggyback Registration Rights; provided, however, that in the event that ATLANTIC shall grant to any holder of its outstanding securities any Piggyback Registration Rights, ATLANTIC shall grant similar rights to the Investors

(in addition to the rights specifically granted in this Section 4.7); provided, further, that in the event that ATLANTIC is entitled to include any securities of ATLANTIC held by ATLANTIC in any registration statement filed upon the demand of another security holder of ATLANTIC, ATLANTIC shall, before including any such securities in such registration statement, cause the Investors to be afforded the same right to participate in such registration.

     (b) If ATLANTIC proposes to register any of its securities under the Securities Act in connection with any offering other than ATLANTIC's initial public offering, and if, for any reason (other than the volume and holding period limitations) Rule 144 or any successor rule under the Securities Act shall not be available to permit the resale of the Shares held by any Investor without registration under the Securities Act and any Investor notifies ATLANTIC of such unavailability and delivers to ATLANTIC an opinion of counsel confirming such unavailability, ATLANTIC will, each time it intends to effect a registration for an offering of equity securities for cash, give written notice to all Investors then holding Shares who have so notified ATLANTIC, at least 30 days prior to the initial filing of the registration statement with the Commission pertaining thereto, informing such Investors of its intent to file such registration statement and of such Investors' rights under this Section
4.7. Upon the written request of any Investor made within 15 days after any such notice is given (which request shall specify the number of Shares intended to be disposed of by such Investor), ATLANTIC will use its best efforts to effect the registration (an "Incidental Registration") under the Securities Act of all the Shares which ATLANTIC has been so requested to register by the Investors to the extent requisite to permit the disposition of the Shares so to be registered; provided, however, if at any time after giving written notice of its intent to register any securities and prior to the effective date of the registration statement filed in connection with such Incidental Registration, ATLANTIC shall determine for any reason not to register or to delay registration of such securities, ATLANTIC may, at its election, give written notice of such determination to each Investor requesting to register Shares and, thereupon, (i) in the case of a determination not to register, ATLANTIC shall be relieved of its obligation to register any Shares in connection with such registration and
(ii) in the case of a determination to delay registering, ATLANTIC shall be permitted to delay registering any such Shares for the same period as the delay in registering other securities. The registration rights granted pursuant to this Section 4.7 shall be in addition to the registration rights granted pursuant to the other provisions of this Agreement. ATLANTIC further agrees, if necessary, to supplement or amend the Incidental Registration statement, if required by the rules, regulations or instructions applicable to the registration form used by ATLANTIC for such Incidental Registration statement or by the Securities Act or by any other rules and regulations thereunder for registration. An Investor shall be permitted to withdraw all or any part of the Shares from an Incidental Registration statement at any time prior to the effective date of the Incidental Registration statement, provided that any such withdrawal shall be irrevocable with respect to such Incidental Registration statement.

     (c) All expenses incurred in connection with any Incidental Registration shall be allocated among all Persons, including ATLANTIC, on whose behalf securities of ATLANTIC are included in such registration on the basis of the respective dollar amounts of the securities then being registered on their behalf; provided, however, in connection with any Incidental Registration, each holder of securities being registered shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holders' securities pursuant to such registration.

     (d) If an Incidental Registration involves an underwritten offering of the securities so being registered, whether or not for sale for the account of ATLANTIC, which securities are to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such transactions, and the underwriter or managing underwriter, as the case may be, of such underwritten offering advises that the amount of securities sought to be included in such registration would create an Overhang Risk, then ATLANTIC will include in such registration (i) first, all of the securities of ATLANTIC which ATLANTIC proposes to sell for its own account and (ii) second, to the extent of the remaining amount recommended by the underwriter or managing underwriter, securities requested to be included in such registration by the holders thereof pro rata in proportion to the respective dollar amounts of the securities requested to be included by all such holders.

     4.8. Prorations.  In the event of a Proration:

     (a) upon the expiration of the Selling Period, ATLANTIC shall be obligated to file an additional registration statement (which registration statement shall contain a current prospectus) or prepare an additional private placement memorandum, as applicable, relating to the Unincluded Securities;

     (b) ATLANTIC shall use its reasonable efforts to effect the registration or consummate the private placement, as applicable, of the Unincluded Securities as quickly as possible thereafter; and

     (c) any Investor may withdraw its Unincluded Securities from such additional registration or private placement, as applicable, without cost or penalty at any time prior to the effective date of such additional registration or the commencement of such additional private placement, as applicable.

     4.9. Notice of Private Placement and Registration. ATLANTIC shall provide prompt notice to all Investors then holding Shares of any request for a private placement or registration of Shares which it is obligated to pursue.

5.   RIGHT OF FIRST REFUSAL.

     (a) If any Investor (the "Offering Investor") shall receive and intend in any way to accept a bona fide offer, whether in writing or otherwise, for the sale, assignment, transfer or other disposition of all or any portion of its Shares (other than an offer pursuant to Article 2 and other than any sale, assignment, transfer or other disposition to any (i) wholly owned subsidiary of such Investor, (ii) Person or Persons owning all of the outstanding capital securities of such Investor, (iii)

Person, all of the outstanding capital securities of which are owned by the Persons specified in clauses (i) or (ii), or (iv) Person constituting an employee benefit plan or trust maintained by the same employer that maintains the Offering Investor or maintained by any other Person belonging to the same controlled group of corporations as such employer for purposes of (S)414(b) of the Internal Revenue Code of 1986, as amended), prior to the Shares being registered under Section 12(b) or 12(g) of the Exchange Act, such Offering Investor shall not sell, assign, transfer or dispose of such Shares or any portion thereof without first giving ATLANTIC notice (the "Offering Notice"), which notice shall fully disclose all material terms of the proposed transaction, including but not limited to, the name of the proposed purchaser or transferee, the purchase price or other consideration, the terms of payment, the period of payment, the rate of interest on any unpaid balance, and the security, if any, to be given by the proposed purchaser or transferee. ATLANTIC may elect to purchase all, but not less than all, such Shares at the price or other consideration (or substantially similar consideration, if the consideration is non-cash consideration) and upon the terms offered by the prospective purchaser or transferee by providing written notice to the Offering Investor within 10 days after receipt of the Offering Notice.

     (b) If ATLANTIC shall timely elect to purchase such Shares, the Offering Investor shall sell such Shares to ATLANTIC at the price or other consideration (or substantially similar consideration, if the consideration is non-cash consideration) and upon the terms offered by the prospective purchaser as set forth in the Offering Notice, and the parties shall otherwise consummate such transaction no later than 30 days after the delivery of the election by ATLANTIC. If ATLANTIC shall not elect to purchase such Shares from the Offering Investor or fails to consummate the transaction within such 30-day period, the Offering Investor may sell such Shares to the prospective purchaser or transferee at the price or other consideration and upon the terms offered by the prospective purchaser as set forth in the Offering Notice provided such sale occurs within 60 days of the non-election or failure by ATLANTIC to acquire such Shares.

     (c) Notwithstanding anything to the contrary in this Agreement, the rights of ATLANTIC under this Article 5 shall expire upon the registration of the Shares under Section 12(b) or 12(g) of the Exchange Act.

6.   MISCELLANEOUS.

     6.1. ERISA Compliance.

     (a) Prohibited Transactions. Notwithstanding anything to the contrary, no provision of this Agreement shall be construed to require or permit any transaction which, in the reasonable belief of ATLANTIC or any Offeror or other Investor endeavoring to transfer or assign its securities pursuant hereto, would constitute a non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), would cause ATLANTIC's assets to become "plan assets" within the meaning of 29 C.F.R. (S)2510.3-101 or otherwise, or would otherwise cause ATLANTIC to be subject to ERISA (a "Prohibited Transaction").

     (b) Prohibited Offerees. In the event that ATLANTIC shall notify any Investor, or any Offeror or other Investor shall notify ATLANTIC, that the purchase or transfer of such Investor's Shares by an identified purchaser or transferee (the "Prohibited Offeree") would, in its reasonable belief in accordance with Section 6.1(a), constitute a Prohibited Transaction, and such Prohibited Offeree does not demonstrate to the reasonable satisfaction of ATLANTIC and such Investor no later than 20 days after such notice that such purchase or transfer would not constitute a Prohibited Transaction, the purchase or transfer of such Shares shall be prohibited.

     (c) Proration. In the event that any Investor is precluded from including its Shares in any private placement by reason of this Section 6.1, the failure to include such Shares shall be treated as a Proration pursuant to Section 4.8.

     6.2. Dividend Reinvestment Plans. Notwithstanding anything in this Agreement to the contrary, any shares of Common Stock purchased pursuant to a dividend reinvestment plan shall not be subject to the right of first offer under Section 2.1(b) or the right of first refusal under Section 5(a).

     6.3. Notices.

     (a) All communications under this Agreement shall be in writing and shall be mailed by first class mail, postage prepaid, or telegraphed or telexed, or given by facsimile, or delivered by hand:

          (1)  if to ATLANTIC, at:

               Security Capital Atlantic Incorporated
               125 Lincoln Avenue, Suite 300
               Santa Fe, New Mexico  87501
               Attn:  Ariel Amir
               Facsimile:  (505) 988-8920

     or at such other address as it may have furnished in writing to the holders of Shares at the time outstanding, or

          (2) if to any Investor, to the address of such Investor as it appears in the stock ledger of ATLANTIC.

     (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days (seven days in the case of Investors whose address is not in the United States of America) after so mailed, and when telegraphed or telexed or delivered by hand shall be deemed to be given immediately, and when given by facsimile, shall be deemed to be given when confirmed electronically or telephonically provided that the original is mailed by first class mail, postage prepaid, at the same time in accordance with
Section 6.3(a).

     6.4. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of ATLANTIC and each of the Investors.

     6.5. Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of ATLANTIC and Investors holding two-thirds of the Shares then held by Investors; provided, however, that no such amendment or waiver shall take away any private placement or registration right of any Investor without the consent of such Investor; provided, further, that without the consent of any other Investor, any Investor may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement with respect to such Investor if such action does not adversely affect the rights or interest of any other Investor. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     6.6. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     6.7. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland.

     6.8. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     6.9. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.


                         SECURITY CAPITAL ATLANTIC INCORPORATED


                         By:  /s/ Paul E. Szurek
                            ------------------------------------------
                              Paul E. Szurek
                              Secretary



                            ------------------------------------------
                            Name of Investor


                            By
                              ----------------------------------------
                            Name:
                                 -------------------------------------
                            Title:
                                  ------------------------------------